Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF
Schedule of Investments
August 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS — 90.2%
Canada — 39.9%
218,042	Bitfarms Ltd. - Canada (a)	$1,284,074
237,787	Digihost Technology, Inc. (a)	392,024
380,578	DMG Blockchain Solutions, Inc. (a)	346,899
148,368	Hive Blockchain Technologies Ltd. (a)	470,393
173,382	Hut 8 Mining Corp. (a)	1,361,880
66,440	Taal Distributed Information Technologies, Inc. (a)	208,538
		4,063,808
Cayman Islands — 5.4%
15,576	Bit Digital, Inc. ADR (a)	199,684
20,900	Galaxy Digital Holdings Ltd. (a)	347,878
		547,562
Germany — 3.0%
3,523	Northern Data AG (a)	306,160
Republic of Korea — 5.3%
331	Samsung Electronics Co., Ltd. ADR	541,350
Taiwan — 4.4%
3,807	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	453,071
United Kingdom — 3.9%
202,084	Argo Blockchain PLC (a)	391,749
United States — 28.3%
4,137	Advanced Micro Devices, Inc. (a)	458,048
23,320	Cleanspark, Inc. (a)	321,816
30,387	Marathon Digital Holdings, Inc. (a)	1,233,408
2,022	NVIDIA Corp.	452,625
11,080	Riot Blockchain, Inc. (a)	413,506
		2,879,403
	TOTAL COMMON STOCKS (Cost $7,550,544)	9,183,103

MONEY MARKET FUNDS — 0.9%
1,004,261	First American Government Obligations Fund — Class X, 0.03% (b)	$1,004,261
	TOTAL MONEY MARKET FUNDS (Cost $1,004,261)	1,004,261

	TOTAL INVESTMENTS (Cost $8,554,805) — 100.1%	10,187,364
	Other Liabilities in Excess of Assets — (0.1%)	(5,380)
	TOTAL NET ASSETS — 100.0%	$10,181,984

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

PLC — Public Limited Company

(a)	Non-Income producing security.
(b)	Rate shown is the 7-day effective yield.

VIRIDI CLEANER ENERGY CRYPTO-MINING & SEMICONDUCTOR ETF

NOTES TO FINANCIAL STATEMENTS

August 31, 2021 (UNAUDITED)

NOTE 1 — ORGANIZATION

Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered non-diversified under the 1940 Act. The Fund commenced operations on July 20, 2021. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services-Investment Companies. The Fund’s investment objective is to seek capital appreciation.

The Fund is an actively managed exchange-traded fund (ETF) focused on the cryptocurrency mining and semiconductor industries. New Gen Minting, LLC, known as Viridi Funds, (the “Sub-Adviser”) is responsible for security recommendations and clean energy screening. The Sub-Adviser is a non-discretionary sub-adviser and provides its recommendations to Empowered Funds, LLC (the “Adviser”). In turn, the Adviser makes the corresponding trades. The Fund’s investments in crypto mining companies are screened by the Sub-Adviser with regard to certain clean energy criteria, but the Fund’s investments in semiconductor companies are not subject to the Sub-Adviser’s clean energy screen. The Fund will not invest directly in cryptocurrencies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2021, the Fund did hold not hold any “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of August 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF
Assets*
Common Stocks	$9,183,104	$—	$—	$9,183,104
Money Market Funds	1,004,261	—	—	1,004,261
Total Investments in Securities	$10,187,365	$—	$—	$10,187,365

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended August 31, 2021, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

NOTE 3 — RISKS

Industry Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole to the extent that the Fund’s investments are concentrated in the securities of a particular industry or group of industries, namely the crypto-mining industries.

In addition, the semiconductor industry is highly cyclical and periodically experiences significant economic downturns characterized by diminished product demand, resulting in production overcapacity and excess inventory, which can result in rapid erosion of product selling prices.